Exhibit 99.1

Item 4. Description of the due diligence performed.

(1)   Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed due diligence services as described below utilizing various scopes of review. All of these mortgage loans, which were originated by multiple parties, were purchased by an affiliate of FirstKey Mortgage, LLC (“Client”) in one or more bulk transactions and were reviewed by AMC on behalf of such party. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2)	Sample size of the assets reviewed.

The diligence review (the “Review”) was conducted on a portion of the securitization mortgage loan population reviewed by AMC. The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC did not review all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes:

▪	“Data Integrity Review”:	336 mortgage loans
▪	“Debenture Interest Rate Verification	2,177 mortgage loans
▪	“FHA Insurance Verification”	2,177 mortgage loans
▪	“Payment History Review”:	206 mortgage loans
▪	“Collection Comment Review”:	352 mortgage loans

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3)	Determination of the sample size and computation.

AMC identified a statistical sample size at the 95% confidence level and 5% confidence interval, and grossed up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size. AMC randomly selected loans from the data tape to satisfy the grossed-up sample. For the payment history review, AMC utilized loans that are current or less than sixty (60) days delinquent as of the tape cutoff date. For the collection comment review, AMC utilized loans that are sixty (60) days delinquent or greater as of the tape cutoff date.

(4)	Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the securitization tape provided by the client to the data found in the actual file as captured by AMC. The fields included in the data integrity review are detailed below. AMC captured modified loan terms, where applicable, if the loan had been previously adjusted through a loan modification.

Amortization Term	Occupancy	Property Type
Appraised Value	Original Interest Rate	State
City	Original Loan Amount	Street
Current Balance	Original Term	Zip
Has Modification?	Origination Date

(5)    Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6)	Value of collateral securing the assets: review and methodology.

Not applicable.

(7)    Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Not Applicable

(8)	Other: review and methodology.

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The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

Debenture Rate Verification: AMC obtained and reviewed FHA reporting from Client or Client’s Servicer’s FHA Connection access and determined the endorsement date. AMC looked up the corresponding Debenture Interest Rate from Mortgagee Debenture Interest Rates published by HUD utilizing the endorsement date for loans where the endorsement date was on or prior to 1/24/2004. For loans with endorsement dates post 1/24/2004, AMC used the Next Due Date provided in the securitization tape to look up the applicable Debenture Interest Rate for purposes of calculating a claim. The United States Treasury Securities adjusted to a constant maturity of 10 years was utilized for the month in which the default occurred to identify the Debenture Interest Rate. AMC then confirmed the Debenture Interest Rate agreed with the Debenture Interest Rate in the securitization tape.

Endorsement Verification: AMC obtained and reviewed FHA reporting from the Client or Client’s Servicer’s FHA Connection access and determine that all loans have FHA insurance coverage.

Payment History Review: AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a look back period for each mortgage loan within the payment history population for the 24-month period prior to the Review.

Collection Comment Review: AMC performed a collection comment review for the 24-month period prior to the Review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk (including hardship, life changes, etc), possible servicer remedies, loss mitigation efforts and modifications.

(9)	Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”). Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, and other third parties upon which SitusAMC is relying in reaching such results. Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report. In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan. The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other

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transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice. The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

Item 5. Summary of findings and conclusions of review

DATA INTEGRITY REVIEW RESULTS SUMMARY (336 Mortgage Loans)

AMC compared data fields on the securitization tape provided by the Client to the data found in the actual file as captured by AMC.

In total, 86 unique loans (25.60% of the total) were identified to have variances across 13 (thirteen) unique data fields.

Field Label	# of Discrepancies	% of Loans
Property Type	69	20.54%
Appraised Value	17	5.06%
Occupancy	5	1.49%
Street	5	1.49%
Original Interest Rate	4	1.19%
Original Loan Amount	3	0.89%
Amortization Term	2	0.60%
City	2	0.60%
Has Modification?	2	0.60%
Original Term	2	0.60%
Zip	2	0.60%
Origination Date	1	0.30%
State	1	0.30%

PAYMENT HISTORY REVIEW SUMMARY (206 Mortgage Loans)

A Payment History Review was completed on 206 mortgage loans of which all 206 mortgage loans (100.00%) had complete pay history strings and no mortgage loans had incomplete pay history strings. Of these mortgage loans, 206 mortgage loans (100.00%) showed evidence of one or more delinquencies during the lookback period and no missing pay history data. All 206 mortgage loans (100%) were reviewed with a cut-off date of October 31, 2021, and a 24 month look back period.

Category	Loan Count	% of Loans
No Delinquency, No Missing Data	0	0.00%
Delinquency, No Missing Data	206	100.00%
No Delinquency, At Least One Month Missing	0	0.00%
Delinquency, At Least One Month Missing	0	0.00%
Total	206	100.00%

Lookback	Loan Count	% of Loans
Twenty-Four (24) Months	206	100.00%
Total	206	100.00%

COLLECTION COMMENT REVIEW SUMMARY (352 Mortgage Loans)

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For the 352 mortgage loans in the Collection Comment Review, SitusAMC utilized individual loan collection comment reports provided by the related servicer. At the time of the review, the current status of the mortgage loans was noted as delinquent for 185 mortgage loans, in foreclosure for 79 mortgage loans, and in bankruptcy for 88 mortgage loans.

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